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                                                                   Exhibit 99.1




                             San Francisco Bay Area
                                 Rental Analysis

















                                               PRESENTED TO

                                               Bay Apartment Communities


                                               PREPARED BY
                                               Ann Roulac and Company
                                               98 Main Street, Suite 439
                                               Tiburon, CA 94920
                                               415-435-2825

                                               February 1997


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  Table of Contents


  Definition of Terms........................................................2

  Market Overview............................................................3

  Effective Rents............................................................5

  Historical Rent Increases..................................................8

  Historical Vacancy Rates..................................................10






  Index of Exhibits


  Exhibit I  .........................................County and City Summaries

  Exhibit II .............................List of Apartment Properties Surveyed

  Exhibit III .................Rental Surveys of Institutional Grade Properties


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DEFINITION OF TERMS


Effective Rent:     The average asking street rent less the value of all
                    concessions, including without limitation, moving allowances or discounts. Note: Due to extremely tight market conditions in the Bay Area, as of the writing of this report, we found rental concessions to be negligible at this time.

Percent Change:     The percent increase or decrease in the rental rate between the applicable reporting periods.

Vacant Units:       The total number of physically unoccupied units in completed buildings throughout the applicable apartment complex or Bay
                    Area region.

Vacancy Rate:       The percent of physically unoccupied units in completed
                    buildings throughout the applicable apartment complex or Bay
                    Area region, calculated by dividing the vacant units by the total number of units in the applicable apartment complex or Bay Area region.

Institutional
Quality/Grade:      Professionally managed apartment properties of 100 units or more that are generally newer. However, older apartment properties that are structurally sound and well positioned in the applicable Bay Area region are included as well.



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MARKET OVERVIEW


The following are highlights from our research of the four Bay Area counties as of January 1997.


ALAMEDA COUNTY OVERVIEW

     -    Average rental rates from the survey were $1,060 or $1.28/square foot.

     - The highest average rents were in Fremont with an average rent of $1,141 or $1.45/square foot.

     - Rent increases for 1996 were 8.87% and were up significantly during the first half of 1996 increasing 5.93%.

     - Union City experienced the largest rent increases in Alameda County , which increased 13.13% during 1996.

     - Vacancy rates increased from 1.44% at year end 1995 to 1.50% at year end 1996


SAN FRANCISCO COUNTY OVERVIEW

     -    Average rental rates from the survey were $1,456 or $2.03/square foot.

     - Rental increases for 1996 were 17.14% while rents in San Francisco increased by 11.18% during the first half of 1996.

     - Vacancy rates decreased from 2.30% at year end 1995 to 0.23% at year end, 1996.


SAN MATEO COUNTY OVERVIEW

     -    Average rental rates from the survey were $1,345 or $1.68/square foot.

     - The highest average rents were in Redwood Shores with an average rent of $1,672 or $1.92/square foot.

     - Rent increases in San Mateo were the largest of the four counties surveyed at 12.88% for the first half of 1996, and 21.06% at year end 1996.

     - Vacancy rates as of year end 1995 were 1.04% and had increased to 1.43% by year end 1996.

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SANTA CLARA COUNTY OVERVIEW

     -    Average rental rates from the survey were $1,366 or $1.59/square foot.

     - The highest average rents were reported in Mountain View with an average rent of $1,491 or $1.73/square foot.

     - Of the four counties surveyed, Santa Clara reported the largest rent increases at 16.46% for 1995. Rental increases through the first half of 1996 were up 12.04% yet by year end the rent increase was 15.87%.

     - Vacancy rates as of year end 1995 were 0.36% and have increased slightly to 0.82%.




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EFFECTIVE RENTS


STATUS OF EFFECTIVE RENTS

The following table reflects the weighted average effective rents for institutional grade apartment properties for the four counties surveyed by Ann Roulac and Company and outlined below. The weighted averages were calculated based on the total number of units in each county.

- ---------------------------------------------------------------------------------------------
                                RENTAL RATES AS OF JANUARY 1997
- ---------------------------------------------------------------------------------------------
                                         RENT                         RENT PER SQUARE FOOT
                            -------------------------------      ----------------------------
COUNTY                        MIN         MAX      WEIGHTED       MIN        MAX     WEIGHTED
                                                     AVG                                AVG
- ---------------------------------------------------------------------------------------------
Alameda                     $1,032      $1,088      $1,060       $1.24      $1.31      $1.28
- ---------------------------------------------------------------------------------------------
San Francisco               $1,252      $1,660      $1,456       $1.74      $2.31      $2.03
- ---------------------------------------------------------------------------------------------
San Mateo                   $1,295      $1,396      $1,345       $1.61      $1.74      $1.68
- ---------------------------------------------------------------------------------------------
Santa Clara                 $1,307      $1,425      $1,366       $1.52      $1.66      $1.59
- ---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE            $1,222      $1,392      $1,307       $1.53      $1.75      $1.65
- ---------------------------------------------------------------------------------------------



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The following table reflects the rental range of the weighted average effective rents for institutional grade apartment properties for the cities within the four counties surveyed and outlined below:


- ----------------------------------------------------------------------------------------------------------------------
                                    EFFECTIVE RENTS AS OF JANUARY 1997
- ----------------------------------------------------------------------------------------------------------------------
                                                       RENT                            RENT PER SQUARE FOOT
                                         ----------------------------------      -------------------------------------
COUNTY / CITY / # UNITS                    MIN         MAX        WEIGHTED        MIN         MAX        WEIGHTED
                                                                    AVG                                     AVG
- ----------------------------------------------------------------------------------------------------------------------
ALAMEDA COUNTY (7,940)                   $1,032      $1,088        $1,060        $1.24       $1.31         $1.28
Dublin (1,421)                            1,038       1,090         1,064         1.18        1.24          1.21
Fremont (2,140)                           1,103       1,178         1,141         1.40        1.49          1.45
Hayward (2,023)                             916         985           951         1.08        1.16          1.12
Pleasanton (1,804)                        1,073       1,095         1,084         1.25        1.28          1.27
Union City (282)                            970         995           982         1.38        1.41          1.40
- ----------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO COUNTY (6,563)             $1,252      $1,660        $1,456        $1.74       $2.31         $2.03
- ----------------------------------------------------------------------------------------------------------------------
San Francisco (6,563)                     1,152       1,660         1,456         1.74        2.31          2.03
- ----------------------------------------------------------------------------------------------------------------------
SAN MATEO COUNTY (5,199)                 $1,295      $1,396        $1,345        $1.61       $1.74         $1.68
- ----------------------------------------------------------------------------------------------------------------------
Daly City (396)                           1,149       1,149         1,149         1.60        1.60          1.60
- ----------------------------------------------------------------------------------------------------------------------
Foster City (2,480)                       1,370       1,478         1,424         1.63        1.76          1.70
- ----------------------------------------------------------------------------------------------------------------------
Pacifica (580)                            1,028       1,172         1,100         1.40        1.60          1.50
- ----------------------------------------------------------------------------------------------------------------------
Redwood City (452)                        1,507       1,620         1,564         1.95        2.10          2.03
- ----------------------------------------------------------------------------------------------------------------------
Redwood Shores (185)                      1,574       1,770         1,672         1.81        2.03          1.92
- ----------------------------------------------------------------------------------------------------------------------
San Bruno (606)                           1,080       1,105         1,093         1.39        1.42          1.41
- ----------------------------------------------------------------------------------------------------------------------
San Mateo (500)                           1,310       1,460         1,385         1.64        1.83          1.74
- ----------------------------------------------------------------------------------------------------------------------

SANTA CLARA COUNTY(12,189)               $1,307      $1,425        $1,366        $1.52       $1.66         $1.59
- ----------------------------------------------------------------------------------------------------------------------
Campbell (608)                            1,307       1,390         1,349         1.47        1.56          1.52
- ----------------------------------------------------------------------------------------------------------------------
Mountain View (1,190)                     1,455       1,526         1,491         1.69        1.77          1.73
- ----------------------------------------------------------------------------------------------------------------------
San Jose (4,252)                          1,210       1,433         1,322         1.37        1.62          1.50
- ----------------------------------------------------------------------------------------------------------------------
Santa Clara( 3,097)                       1,345       1,416         1,381         1.62        1.70          1.66
- ----------------------------------------------------------------------------------------------------------------------
Sunnyvale (3,042)                         1,346       1,393         1,370         1.61        1.67          1.64
- ----------------------------------------------------------------------------------------------------------------------
TOTAL  31,891
- ----------------------------------------------------------------------------------------------------------------------




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RENTAL RATES

The following table reflects the weighted average effective rents for institutional grade apartment properties for the cities within the four counties surveyed and outlined below:


- --------------------------------------------------------------------------------
                             AVERAGE EFFECTIVE RENTS
- --------------------------------------------------------------------------------
COUNTY / CITY                  1/1/95         1/1/96            1/1/97
- --------------------------------------------------------------------------------
ALAMEDA COUNTY                    $913          $962             $1,060
- --------------------------------------------------------------------------------
Dublin                             925           969              1,064
- --------------------------------------------------------------------------------
Fremont                            976         1,048              1,141
- --------------------------------------------------------------------------------
Hayward                            855           868                951
- --------------------------------------------------------------------------------
Pleasanton                         909           974              1,084
- --------------------------------------------------------------------------------
Union City                         829           868                982
- --------------------------------------------------------------------------------

SAN FRANCISCO COUNTY            $1,149        $1,243             $1,456
- --------------------------------------------------------------------------------
San Francisco                    1,149         1,243              1,456
- --------------------------------------------------------------------------------

SAN MATEO COUNTY                $1,047        $1,111             $1,345
- --------------------------------------------------------------------------------
Daly City                          905           968              1,149
- --------------------------------------------------------------------------------
Foster City                      1,057         1,175              1,424
- --------------------------------------------------------------------------------
Pacifica                           868           879              1,100
- --------------------------------------------------------------------------------
Redwood City                     1,079         1,180              1,564
- --------------------------------------------------------------------------------
Redwood Shores                   1,306         1,363              1,672
- --------------------------------------------------------------------------------
San Bruno                          889           953              1,093
- --------------------------------------------------------------------------------
San Mateo                          978         1,108              1,385
- --------------------------------------------------------------------------------

SANTA CLARA COUNTY              $1,006        $1,179             $1,366
- --------------------------------------------------------------------------------
Campbell                           869         1,191              1,349
- --------------------------------------------------------------------------------
Mountain View                    1,083         1,259              1,491
- --------------------------------------------------------------------------------
San Jose                           989         1,156              1,322
- --------------------------------------------------------------------------------
Santa Clara                      1,014         1,189              1,416
- --------------------------------------------------------------------------------
Sunnyvale                          988         1,168              1,393
- --------------------------------------------------------------------------------

     NOTE: Data through 6/30/95 for Pacifica and San Bruno were not used in calculating the San Mateo County average due to incomplete information.




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HISTORICAL RENT INCREASES

RENT INCREASES FOR INSTITUTIONAL APARTMENT PROPERTIES

The following table reflects the rent increases for the 100 institutional grade apartment properties for the four counties surveyed by Ann Roulac and Company on both a periodic and annualized basis:

- --------------------------------------------------------------------------------
                   RENT INCREASES FOR INSTITUTIONAL PROPERTIES
- --------------------------------------------------------------------------------
                      ANNUALIZED                 PERCENT
                       INCREASE    INCREASE       CHANGE       INCREASE
- --------------------------------------------------------------------------------
COUNTY / CITY                                     1/1/96
                         1994        1995      TO 6/30/96         1996
- --------------------------------------------------------------------------------
Alameda                  2.00        5.26         5.93           10.19
- --------------------------------------------------------------------------------
San Francisco            8.72        8.12        11.18           17.14
- --------------------------------------------------------------------------------
San Mateo                3.90        5.97        12.88           21.06
- --------------------------------------------------------------------------------
Santa Clara              4.00       16.46        12.04           15.87
- --------------------------------------------------------------------------------

WEIGHTED AVERAGE         3.62       10.99        10.49           16.07
- --------------------------------------------------------------------------------

     Source: Ann Roulac and Company, January 1997

The annualized rental increases were calculated by multiplying the monthly increase by twelve. The largest average increase occurred during the January 1996 to June 1996 time frame. The rental rate gains through 1996 were most substantial in the county of San Mateo, with an increase of 21.06%, followed by San Francisco with an increase of 17.14%, Santa Clara with an increase of 15.87%, and Alameda with an increase of 10.19%.

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The following table summarizes the rent increases for the institutional grade apartment properties surveyed by Ann Roulac and Company for the counties and cities outlined below:


- --------------------------------------------------------------------------------
                   RENT INCREASES FOR INSTITUTIONAL PROPERTIES
- --------------------------------------------------------------------------------
                            ANNUALIZED
                             INCREASE           INCREASE           INCREASE
- --------------------------------------------------------------------------------
COUNTY / CITY
                                1994              1995               1996
- --------------------------------------------------------------------------------

ALAMEDA COUNTY                  2.00              5.26               10.19
- --------------------------------------------------------------------------------
Dublin                          1.08              4.71                9.80
- --------------------------------------------------------------------------------
Fremont                        -1.22              7.23                8.87
- --------------------------------------------------------------------------------
Hayward                         5.78              1.45                9.56
- --------------------------------------------------------------------------------
Pleasanton                      3.36              7.10               11.29
- --------------------------------------------------------------------------------
Union City                      4.70              4.67               13.13
- --------------------------------------------------------------------------------

SAN FRANCISCO
COUNTY                          8.72              8.12               17.14
- --------------------------------------------------------------------------------
San Francisco                   8.72              8.12               17.14
- --------------------------------------------------------------------------------

SAN MATEO COUNTY                3.90              5.97               21.06
- --------------------------------------------------------------------------------
Daly City                       0.22              7.06               18.70
- --------------------------------------------------------------------------------
Foster City                     4.44             10.92               21.19
- --------------------------------------------------------------------------------
Pacifica                          n/a             n/a                13.64
- --------------------------------------------------------------------------------
Redwood City                    1.88              9.11               32.54
- --------------------------------------------------------------------------------
Redwood Shores                  8.12              4.36               22.67
- --------------------------------------------------------------------------------
San Bruno                       ---               7.11               14.69
- --------------------------------------------------------------------------------
San Mateo                       3.76             12.98               25.00
- --------------------------------------------------------------------------------

SANTA CLARA COUNTY              4.00             16.46               15.87
- --------------------------------------------------------------------------------
Campbell                        4.00             13.46               13.27
- --------------------------------------------------------------------------------
Mountain View                   0.02             15.59               18.43
- --------------------------------------------------------------------------------
San Jose                        0.00             16.14               14.36
- --------------------------------------------------------------------------------
Santa Clara                     5.40             16.65               19.09
- --------------------------------------------------------------------------------
Sunnyvale                       5.60             16.33               19.26
- --------------------------------------------------------------------------------

Source: Ann Roulac and Company, January 1997
NOTE: The annualized rental increases were calculated by multiplying the monthly increase by twelve.




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HISTORICAL VACANCY RATES


The following table outlines the annual average vacancy rates for eight Bay Area counties from the database of 1,280 apartment properties of 40 units or more in size in the San Francisco Bay Area reported by RealFacts in their December 1996 report. The apartment properties surveyed are representative of the market as a whole, and include both older and newer properties.


- --------------------------------------------------------------------------------
                     HISTORICAL VACANCY RATES FROM REALFACTS
- --------------------------------------------------------------------------------
BAY AREA                  1992       1993      1994        1995       1996
- --------------------------------------------------------------------------------
Alameda                   4.57       4.65      4.70        3.54       3.00
- --------------------------------------------------------------------------------
Contra Costa              4.48       5.69      5.24        5.09       4.30
- --------------------------------------------------------------------------------
Marin                     3.04       3.79      2.53        2.56       4.50
- --------------------------------------------------------------------------------
San Francisco             5.50       4.55      4.00        2.35       2.40
- --------------------------------------------------------------------------------
San Mateo                 3.13       3.48      3.17        1.94       2.10
- --------------------------------------------------------------------------------
Santa Clara               3.66       3.82      3.48        1.47       2.30
- --------------------------------------------------------------------------------
Solano                    4.13       5.18      5.71        5.02       6.20
- --------------------------------------------------------------------------------
Sonoma                    3.29       4.33      4.93        3.09       3.00
- --------------------------------------------------------------------------------
Weighted Average          3.98       4.43      4.16        2.87       3.00
- --------------------------------------------------------------------------------

     Source: RealFacts, December 1996


In order to compare the performance of institutional quality apartment properties to the market as a whole, we have analyzed the vacancy rates for institutional grade apartment properties in the four surveyed counties. The results indicate that the vacancy rates for institutional properties have decreased by approximately 0.15% in the last year from 1.14% in January 1996 to 0.99% in January 1997, and are lower than the apartment database surveyed by RealFacts.


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The following table reflects the vacancy rates for institutional grade apartment properties for the four counties surveyed by Ann Roulac and Company:


- --------------------------------------------------------------------------------
                   VACANCY RATES FOR INSTITUTIONAL PROPERTIES
- --------------------------------------------------------------------------------
COUNTY                1/1/95                    1/1/96               1/1/97
- --------------------------------------------------------------------------------
Alameda                3.34                      1.44                 1.50
- --------------------------------------------------------------------------------
San Francisco          4.13                      2.30                 0.23
- --------------------------------------------------------------------------------
San Mateo              3.67                      1.04                 1.43
- --------------------------------------------------------------------------------
Santa Clara            3.80                      0.36                 0.82
- --------------------------------------------------------------------------------
AVERAGE                3.66                      1.14                 0.99
- --------------------------------------------------------------------------------

     Source: Ann Roulac and Company, January 1997



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VACANCY RATES

Apartment vacancy rates for the institutional grade apartment properties surveyed by Ann Roulac and Company in the cities within the four surveyed Counties are reflected in the following table:


- --------------------------------------------------------------------------------
                   VACANCY RATES FOR INSTITUTIONAL PROPERTIES
- --------------------------------------------------------------------------------
COUNTY / CITY                        1/1/95            1/1/96           1/1/97
- --------------------------------------------------------------------------------
ALAMEDA COUNTY                        3.34%            1.44%            1.50%
- --------------------------------------------------------------------------------
Dublin                                1.34%            0.35%            0.91%
- --------------------------------------------------------------------------------
Fremont                               5.53%            1.98%            1.62%
- --------------------------------------------------------------------------------
Hayward                               3.51%            2.13%            1.48%
- --------------------------------------------------------------------------------
Pleasanton                            2.44%            1.05%            1.44%
- --------------------------------------------------------------------------------
Union City                            1.42%            0.35%            3.90%
- --------------------------------------------------------------------------------

SAN FRANCISCO COUNTY                  4.13%            2.30%            0.23%
- --------------------------------------------------------------------------------
San Francisco                         4.13%            2.30%            0.23%
- --------------------------------------------------------------------------------

SAN MATEO COUNTY                      3.67%            1.04%            1.43%
- --------------------------------------------------------------------------------
Daly City                             8.84%            0.00%            0.25%
- --------------------------------------------------------------------------------
Foster City                           2.57%            1.49%            1.85%
- --------------------------------------------------------------------------------
Pacifica                              1.11%            0.00%            0.15%
- --------------------------------------------------------------------------------
Redwood City                          3.98%            0.44%            3.32%
- --------------------------------------------------------------------------------
Redwood Shores                        2.70%            0.00%            2.70%
- --------------------------------------------------------------------------------
San Bruno                             4.29%            0.96%            0.00%
- --------------------------------------------------------------------------------
San Mateo                             5.73%            1.40%            0.80%
- --------------------------------------------------------------------------------

SANTA CLARA COUNTY                    3.80%            0.36%            0.82%
- --------------------------------------------------------------------------------
Campbell                              5.00%            0.49%            1.48%
- --------------------------------------------------------------------------------
Mountain View                         3.44%            0.00%            0.59%
- --------------------------------------------------------------------------------
San Jose                              4.93%            0.56%            0.45%
- --------------------------------------------------------------------------------
Santa Clara                           3.91%            0.36%            1.20%
- --------------------------------------------------------------------------------
Sunnyvale                             2.89%            0.20%            0.92%
- --------------------------------------------------------------------------------



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                                    Exhibit I
                            County and City Summaries


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                                   Exhibit II



                      List of Apartment Properties Surveyed







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                                   Exhibit II





                                 ALAMEDA COUNTY


                 DUBLIN                        Amador Lake
                                               Amador Oaks
                                               Cotton Wood
                                               Dublin Meadows
                                               Parkwood

                 FREMONT                       Alicante
                                               Creekside Village
                                               Hampton Place
                                               Mission Wells
                                               Red Hawk
                                               Sun Pointe Village
                                               Pathfinder Village
                                               Sun Pointe Village
                                               Watermark Place
                                               Willow Creek

                 HAYWARD                       Barrington Hills
                                               Clarendon Hills
                                               Hillcrest
                                               Mission Heights
                                               Summerwood
                                               Waterford
                                               Wimbledon Woods

                 PLEASANTON                    Civic Square
                                               Hacienda Commons
                                               Hacienda Gardens
                                               Springhouse
                                               Stoneridge

                 UNION CITY                    Veranda






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                              SAN FRANCISCO COUNTY

                   2000 Post
                   Bayside Village
                   City Heights
                   Filmore Center
                   Fox Plaza
                   Golden Gateway Center
                   Oakwood
                   Post Street Towers
                   Portrero Court
                   RinconTowers
                   South Beach Marina
                   St. Francis Place
                   South Beach Marina
                   Village Square



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                                SAN MATEO COUNTY

                  DALY CITY                    Seramonte Ridge

                  FOSTER CITY                  Beach Cove
                                               Foster's Landing
                                               Franciscan, The
                                               Harbor Cove
                                               Lantern Cove
                                               Sand Cove
                                               Schooner Bay
                                               Shadow Cove

                  PACIFICA                     Fairmont, The
                                               Lands End
                                               Sea Ridge

                  REDWOOD CITY                 Harborside
                                               Redwood Shores

                  REDWOOD SHORES               Indian Creek

                  SAN BRUNO                    Evergreen Ridge
                                               Skycrest
                                               Treetops

                  SAN MATEO                    Creekside
                                               Lakeshore Landing


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                               SANTA CLARA COUNTY

                  CAMPBELL                     Canyon Creek
                                               Cedar Glen

                  MOUNTAIN VIEW                Brookside Park
                                               Greendale
                                               Heatherstone
                                               Park Place
                                               South Park
                                               Villa Mariposa

                  SAN JOSE                     Bramblewood
                                               Carriage Square
                                               Colonnade
                                               Countrybrook
                                               E'lan at River Oaks
                                               Ellmar Oaks
                                               Fairway Glen
                                               Fountains at River Oaks
                                               Foxchase
                                               Greentree
                                               Kimberly Woods
                                               The Redwoods
                                               San Marino
                                               Willow Lake

                  SANTA CLARA                  Alderwood
                                               Bella Vista
                                               Boardwalk Lakeside
                                               Los Padres Village
                                               Mansion Grove
                                               Marina Cove
                                               Marina Playa
                                               Park Central
                                               Timberleaf


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                  SUNNYVALE                    Briarwood
                                               Bristol Commons
                                               The Cascades
                                               The Grove
                                               Kensington Place
                                               Lincoln Green
                                               Macara Gardents
                                               The Meadows
                                               Mission Pointe
                                               Parkside Commons
                                               Shadowbrook
                                               Summerhill Park
                                               Trellis Square


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                                   Exhibit III



                                 Rental Surveys


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                                   Exhibit III



                                 Alameda County
                                 Rental Surveys


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                                   Exhibit III



                              San Francisco County
                                 Rental Surveys


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                                   Exhibit III



                                San Mateo County
                                 Rental Surveys


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                                   Exhibit III



                               Santa Clara County
                                 Rental Surveys


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                                                          Ann Roulac and Company